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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        October 27, 2004
                                                --------------------------------

                        CINCINNATI FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

           Ohio                        0-4604                      31-0746871
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      (State or other               (Commission                 (I.R.S. Employer
       jurisdiction                 File Number)              Identification No.)
     of incorporation)
         6200 S. Gilmore Road, Fairfield, Ohio                     45014-5141
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        (Address of principal executive offices)                   (Zip Code)
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Registrant's telephone number, including area code        (513) 870-2000
                                                   -----------------------------

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            (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ /   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

/ /   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 27, 2004, Cincinnati Financial Corporation entered into a Purchase
Agreement (Purchase Agreement) with J.P. Morgan Securities Inc. and UBS
Securities LLC, as representatives of the several initial purchasers (Initial
Purchasers), to issue and sell $375,000,000 aggregate principal amount of its 6.125% Senior Notes due 2034 (Notes). The Notes will be sold to the Initial
Purchasers at a price of 98.930% of the principal amount, plus accrued interest, if any, from November 1, 2004 to the date of delivery of the Notes, which is expected to be on or about November 1, 2004. The Notes are being sold to qualified institutional investors in a transaction complying with Rule 144A of the Securities Act of 1933 (Securities Act), as amended.

The above description of the Purchase Agreement does not purport to be a complete statement of the parties' rights and obligations under the Purchase
Agreement and the transactions contemplated by the Purchase Agreement. The above description is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE.

On October 27, 2004, Cincinnati Financial Corporation issued the attached news release "Cincinnati Financial Corporation Announces Pricing of Debt Offering."
The news release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. This report should not be deemed an admission as to the materiality of any information contained in the news release.


The information furnished in Item 7.01 of this report shall not be deemed
"filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act, as amended.
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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

      Exhibit 10.1 - Purchase Agreement, dated October 27, 2004, between
      Cincinnati Financial Corporation and J.P. Morgan Securities Inc. and UBS
      Securities LLC, as representatives of the several initial purchasers.

      Exhibit 99.1 - News release dated October 27, 2004, titled "Cincinnati
      Financial Corporation Announces Pricing of Debt Offering."

                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             CINCINNATI FINANCIAL CORPORATION

Date November 1, 2004
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                                /s/ Kenneth W. Stecher
                                ------------------------
                                Kenneth W. Stecher
                                Chief Financial Officer, Senior Vice President,
                                Secretary and Treasurer
                                (Principal Accounting Officer)